PIMCO Funds

Supplement dated May 21, 2009 to the

Strategic Markets Funds Institutional and Administrative Class Prospectus, dated October 1, 2008,

the Real Return Strategy, Asset Allocation & Equity-Related Funds Class A, Class B and Class C

Prospectus, dated July 31, 2008, the Real Return Strategy, Asset Allocation & Equity-Related

Funds Class D Prospectus, dated October 1, 2008 and the Strategic Markets Funds Class P

Prospectus, dated September 1, 2008

Disclosure relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for the PIMCO Fundamental Advantage Tax Efficient Strategy Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about June 30, 2009 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective May 26, 2009, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust or funds of Allianz Funds or Allianz Funds Multi-Strategy Trust.

Mechanics. In connection with the Liquidation, any share of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the Liquidation Date. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Fund, intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation. PIMCO will bear all expenses in connection with the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Strategic Markets Funds Institutional and Administrative Class Prospectus and the Strategic Markets Funds Class P Prospectus and under “How to Buy and Sell Shares – Selling Shares” in the Real Return Strategy, Asset Allocation & Equity-Related Funds Class A, Class B and Class C Prospectus and the Real Return Strategy, Asset Allocation & Equity-Related Funds Class D Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust or any fund of Allianz Funds or Allianz Funds Multi-Strategy Trust that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchange Privilege” in the Strategic Markets Funds Institutional and Administrative Class Prospectus and the Strategic Markets Funds Class P Prospectus and under “How to Buy and Sell Shares – Exchanging Shares” in the Real Return Strategy, Asset Allocation & Equity-Related Funds Class A, Class B and Class C Prospectus and the Real Return Strategy, Asset Allocation & Equity-Related Funds Class D Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectuses. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-866-746-2606.

Investors Should Retain This Supplement For Future Reference